ONE LIBERTY PROPERTIES, INC.

One Liberty Properties

September 2012

onelibertyproperties.com

Safe Harbor Statement

Certain information contained in this presentation, together with other statements and information publicly disseminated by One Liberty Properties, Inc. (the "Company"), constitute forward looking statements within the meaning of Section 27A of Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. These statements involve assumptions and forecasts that are based upon our current assessments of certain trends, risks and uncertainties, which assumptions appear to be reasonable to us at the time they are made. These amounts may fluctuate as a result of unexpected lease defaults by our tenants or fluctuations in the economy that affect our tenants. We intend such forward looking statements to be covered by the safe harbor provision for forward looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for the purpose of complying with these safe harbor provisions. Information regarding certain important factors that could cause actual outcomes or other events to differ materially from any such forward looking statements appear in the Company's Annual Report on Form 10-K for the year ended December 31, 2011 and in particular the section entitled "Item 1A, Risk Factors". You should not rely on forward looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results or performance referred to above. We undertake no obligation to publicly update or revise any forward-looking statements included in this presentation, whether as a result of new information, future events or otherwise.

One Liberty Overview

- Internally managed equity REIT focused on single tenant net lease commercial real estate in the U.S
  - 98 properties, with 5.4 million square feet, including six joint venture properties
  - Average occupancy of 98.8% at June 30, 2012
  - Weighted average lease term of 7.9 years
- Portfolio diversified across several metrics
  - 61% of assets are Retail, 19% Industrial/Flex, 20% Office and other sectors
  - 29 states - New York (14%) and Texas (10%) represent more than 10% of our 2012 contractual rent income
- Disciplined investment approach
  - Fundamental real estate analysis
  - Tenant credit evaluation to ensure cash flow stability
  - Conservative financing
- Insider ownership in excess of 20%
  - Largest investor is Gould Investors LP since 1989

Investment Highlights

- Attractive valuation
  - 6.69% dividend yield [(1)]
  - Dividend of $.33 per quarter paid since January 2011 an increase from $.30 per quarter in three quarters of 2010
  - At least 97.5% year end occupancy for each of the last five years
- Manageable mortgage debt maturities
- Ability to utilize third party resources to add incremental value
- Proven track record of sourcing acquisitions through long-standing relationships
  - Acquired 23 properties (approximately $80.8 million) over last 24 months
  - Current pipeline of diverse opportunities in excess of $250 million
  - Strong industry relationships driving growing acquisition opportunities

(1) Based on stock price of $19.73 as of September 18, 2012

(2) Our 2012 contractual rental income includes, after giving effect to any abatements, concessions or adjustments, rental income that is payable to us in 2012 under leases existing at September 15, 2012 including rental income that is payable to us in 2012 on our tenancy in common interest. Contractual rental income excludes straight-line rent accruals and amortization of intangibles. Our share of the rental income payable to our joint ventures in 2012 will be approximately $2 million; such sum is not included in 2012 contractual rental income.

(3) Based on 2011 contractual rental income as reported and defined in the 12/31/10 10-K

Diversified Geographic Footprint

ONE LIBERTY PROPERTIES, INC.

- Portfolio spans 98 properties in 29 states (5.4 million square feet)

Wholly-Owned Properties	Number of Properties	2012 Contractual Rental Income	Approximate Building Square Feet
New York	10	$6,439,179	570,879
Texas	10	$4,762,553	421,308
Georgia	10	$3,827,645	318,466
Pennsylvania	9	$3,760,092	383,255
New Jersey	3	$2,899,300	247,538
Maryland	1	$2,340,923	367,000
North Carolina	3	$2,145,868	140,884
Illinois	6	$2,141,998	195,883
Florida	4	$1,726,716	81,266
Ohio	3	$1,950,247	235,144
Connecticut	2	$1,561,013	47,174
California	1	$1,430,749	106,262
Louisiana	5	$1,359,284	64,976
Tennessee	1	$1,079,367	35,330
Virginia	3	$1,059,605	147,590
Other	21	$6,599,053	768,182
	92	$45,083,592	4,131,137

Joint Venture Properties			
Nebraska	1	$603,594	112,260
Wisconsin	1	$562,500	927,685
Texas	1	$540,000	112,389
Georgia	3	$320,144	155,482
	6	$2,026,238	1,307,816
Total Properties	**98**	**$47,109,830**	**5,438,953**



Retail
Office
Industrial
Flex
Other



2012 Contractual Rental Income By State
(Excluding JV Properties)
California 3%
Louisiana 3%
Tennessee 2%
Virginia 2%
Other 15%
Connecticut 3%
Ohio 4%
Florida 4%
Illinois 5%
North Carolina 5%
Maryland 5%
New Jersey 6%
Georgia 8%
Pennsylvania 8%
Texas 11%
New York 14%

Properties By Sector (Excluding JV Properties)

ONE LIBERTY PROPERTIES, INC.

Type of Property	Number of Tenants	Number of Properties	2012 Contractual Rental Income	Percentage of 2012 Contractual Rental Income
Retail	63	73	$27,337,873	60.6%
Industrial	8	8	$5,788,821	12.8%
Office	3	3	$4,702,310	10.4%
Flex	3	2	$2,637,196	5.9%
Health & Fitness	4	4	$2,515,546	5.6%
Other	2	2	$2,101,846	4.7%
	83	92	$45,083,592	100.0%


Health & Fitness, 5.6%
Other, 4.7%
Flex, 5.9%
Office, 10.4%
Industrial, 12.8%
Retail, 60.6%

Diverse Tenant Base

Top 5 Tenants

Tenant	Percent of 2012 Contractual Rental Income	S&P Credit Rating [1]
Haverty Furniture Companies, Inc. (NYSE: HVT)	9.8%	Not Rated
Office Depot, Inc. (NYSE: ODP)	7.1%	B-, Outlook Stable
Ferguson Enterprises, Inc.	5.2%	Not Rated
DSM Nutritional Products, Inc.	4.8%	A, Outlook Stable
L-3 Communications Corporation	4.3%	BBB-, Outlook Stable
Total	31.2%	

The City of New York

(1) Source: S&P Website, www.standardandpoors.com

Stable Financial Performance

- High-quality portfolio proved to be highly stable through the recent recession
- Year end occupancy of at least 97.5% in each of the past 5 years (based on square footage)



Year End Occupancy
100.0%
100.0%
97.5%
98.6%
98.5%
97.6%
100.0%
80.0%
60.0%
40.0%
2006
2007
2008
2009
2010
2011

Manageable Lease Expirations

ONE LIBERTY PROPERTIES, INC

Year of Expiration (1)	Number of Expiring Leases	Approximate Square Feet Subject To Expiring Leases (3)	2012 Contractual Rental Income Under Expiring Leases	% of 2012 Contractual Rental Income Represented by Expiring Leases	% of 2012 Square Feet Represented by Expiring Leases
2012	1	15,000	$62,106	0.1%	0.4%
2013	5	120,790	$1,363,996	3.0%	3.0%
2014	12	698,261	$6,175,391	13.7%	17.1%
2015	5	128,890	$1,498,390	3.3%	3.1%
2016	9	350,941	$3,014,929	6.7%	8.6%
2017	7 (2)	192,071	$3,069,408	6.8%	4.7%
2018	10	236,476	$4,593,799	10.2%	5.8%
2019	3	66,322	$883,702	2.0%	1.6%
2020	6	167,606	$4,014,935	8.9%	4.1%
2021 & Beyond	29	2,105,180	$20,406,936	45.3%	51.6%
Total	87	4,081,537	$45,083,592	100.0%	100.0%



Lease Expiration Schedule
% of 2012 Contractual Rental Income
50.0%
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
0.1%
3.0%
13.7%
3.3%
6.7%
6.8%
10.2%
2.0%
8.9%
45.3%
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021 & Beyond

(1) Lease expirations assume tenants do not exercise existing renewal options.
(2) Includes a property in which we have a tenancy in common interest.
(3) Excludes (i) two vacant spaces (aggregating 4,600 square feet) at a multi-tenanted property and (ii) vacant space 45,000 square feet of total 115,500 square feet) at property being re-developed.

Solid Acquisition Track Record

- Acquired more than $80 million properties in past 24 months
- Current pipeline of diverse opportunities in excess of $250 million


Total Revenue
($ in millions)
$50.0
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$28.1
$32.9
$35.5
$40.2
$41.9
$45.2
2006
2007
2008
2009
2010
2011


Acqusitions Per Year
($ in millions)
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$0.00
$111.90
$0
$62.0
$0
$72.3
$28
2006
2007
2008
2009
2010
2011

Strong Balance Sheet

- 45% Total Debt ($263.3 million) / Total Assets ($536.9 million) (1)
- 98% of the mortgages payable are fixed rate and non-recourse
- $75 million Line of Credit is only significant floating rate recourse debt
  - $59.65 million is available on the Line of Credit as of September 15, 2012
- Liquidity available to acquire in excess of $150 million of properties
- Amortizing principal, laddered maturities results in manageable maturity schedule
  – 2012 scheduled amortization of principal balances of approximately $6.0 million



Principal Payments Due For the Twelve Months Ended June 30(2)
($ in millions)
$80.0
$60.0
$40.0
$20.0
$0.0
$8.5
$26.8
$27.6
$36.4
$46.9
$72.7
2013
2014
2015
2016
2017
2018 & Beyond

(1) Total Debt as of 6/30/12. Total Assets represents total assets as of 6/30/12 plus accumulated depreciation of $61.5 million.
(2) Data as of 6/30/12 including amortization and balances due at maturity. Also reflects refinancing during August 2012 of a $25 million loan on eleven of our Haverty's properties.

Management Team

Fredric H. Gould *Chairman*	• Chairman of the Board since June 1989, Chief Executive Officer from December 1999 to December 2001 and from July 2005 to December 2007 • Chairman of the Board of BRT Realty Trust (NYSE:BRT), a mortgage REIT, since 1984 • Chairman of the managing general partner of Gould Investors L.P., since December 1997 • Director of EastGroup Properties, Inc. (NYSE: EGP), since 1998
Patrick J. Callan, Jr. *President & CEO*	• Chief Executive Officer since 2008, President since 2006, Director since 2002 • Senior Vice President of First Washington Realty, Inc. from 2004 to 2005 – Responsibility included working on JV that was sold for $2.6 billion and which controlled 100 shopping centers, 13 million square feet • Vice President of Real Estate for Kimco Realty Corporation from 1998 to 2004, joined in 1987 – Leasing & management responsibility for a $3 billion shopping center portfolio of 200 centers – Redeveloped and renovated numerous shopping centers in major east coast markets – Instrumental in the portfolio acquisitions
Lawrence G. Ricketts, Jr. *EVP, COO*	• Chief Operating Officer since January 2008, and Vice President since December 1999 (Executive Vice President since June 2006) • Joined One Liberty Properties, Inc. in January 1999 • Nearly $1 billion in transaction experience in acquisitions and dispositions on over 140 deals
David W. Kalish *SVP, CFO*	• Senior Vice President and Chief Financial Officer since June 1990 • Served as Senior Vice President, Finance of BRT Realty Trust since August 1998 and Vice President and Chief Financial Officer of the managing general partner of Gould Investors L.P. since June 1990 • Certified Public Accountant

Investment Highlights

ONE LIBERTY PROPERTIES, INC.

- Attractive Valuation
  - 6.69% dividend yield (1)
- Stable Portfolio
  - At least 97.5% year end occupancy for each of the last five years
- Management track record of accretive growth
  - Proven ability to make acquisitions through long-standing relationships
- Strong capital position
  - Embedded capacity for growth
  - Manageable debt maturities over the next three years

(1) Based on stock price of $19.73 as of September 18, 2012

Appendix

Acquisition Case Study – Industrial

- Acquired an industrial building in Durham, NC in July 2011 net leased to Federal Express Corporation
- Property is less than ½ mile west of the 22.5 million square foot Research Triangle Park. More than 170 companies representing more than a dozen industries call the park home
- Building is 46,181 square feet on 5.25 acres of land

Purchase Price	$3,975,365
Mortgage	($2,200,000)
Net Equity Invested	$1,775,365
Annual Rental Income	$318,029
Annual Interest Expense @ 4.5%	($99,000)
Net to OLP	$219,029
Return on Equity	***12.34%***


FedEx


Duke
Founded 1838
Over 14,000 students
Over 32,000 staff
(Incl. Duke Health System)
Durham
Chapel Hill
Research Triangle Park
170 companies
38,000 employees
22.5 million SF
SUBJECT PROPERTY
FedEx
The University of North Carolina
Founded 1789
Over 29,000 students
Over 11,000 staff
Raleigh-Durham International Airport
Morrisville
Cary
NC State University
Founded 1887
Over 30,000 students
Over 8,000 staff
North Carolina State Capital
Raleigh

Acquisition Case Study – Fitness

- Acquired a fitness club in Hamilton (Cincinnati), OH in August 2011 net leased to LA Fitness International LLC, a nationwide operator of more than 500 health clubs
- Property is across the street from the 635,000 square foot Bridgewater Falls lifestyle center. Bridgewater Falls features Target, JC Penney, TJ Maxx, Bed, Bath & Beyond, Dicks, Best Buy and PetSmart amongst others
- Building is 38,000 square feet on 5.10 acres of land

Purchase Price	$7,900,000
Mortgage	($3,950,000)
Net Equity Invested	$3,950,000
Annual Rental Income	$674,500
Annual Interest Expense @ 4.5%	($177,750)
Net to OLP	$496,750
Return on Equity	***12.58%***


FITNESS


Traffic Count 14,400
Butler Tech High School and Continuing Education 27,000 Students
SUBJECT PROPERTY
LA FITNESS
MENARDS
Opened February 2011
First and only Menards in the Cincinnati MSA
Approximately 200,000 SF
Traffic Count 24,000
PNC BANK
Fifth Third Bank
Traffic Count 23,000
KOHL'S
Office DEPOT
hhgregg
Walmart
ULTA
DICK'S
Bridgewater Falls
635,000 Square Feet
Owned & managed by Philips Edison
Traffic Count 21,300
Michaels
BED BATH & BEYOND
OLD NAVY
TJ maxx
PETSMART
BEST BUY
136 Acres
Purchased by
Kettering Health
Network – March 2011
129

Top Tenants Profiles

Havertys Furniture – Tenant Profile

ONE LIBERTY PROPERTIES, INC

- Tenant: Haverty Furniture Companies, Inc. (NYSE: HVT)
- **Largest tenant** representing 9.8% of 2012 contractual rental income
- Full service home furnishings retailer founded in 1885
- Public company since 1929
- 119 showrooms in 82 cities across 17 states in the Southern and Midwestern regions
- HVT has outlasted every economic cycle, from recessions to depressions to boom times

- 11 properties representing 612,130 square feet
  - Duluth (Atlanta), GA
  - Fayetteville (Atlanta), GA
  - Wichita, KS
  - Lexington, KY
  - Bluffton (Hilton Head), SC
  - Amarillo, TX
  - Cedar Park (Austin), TX
  - Tyler, TX
  - Richmond, VA
  - Newport News, VA
  - Virginia Beach, VA

- Properties subject to a unitary lease which expires in 2022


HAVE
Actual photo of Cedar Park (Austin), TX location owned by OLP

Havertys – Cedar Park (Austin), TX

- Building: 50,810 SF on 5.27 acres. Built in 2001. Havertys has operated at this location for more than 9 years.
- 3 Mile Demographics (Source: The Nielsen Company, 2010)
  - Population: 85,746
  - Average HH Income: $92,659
- Location: 11091 Pecan Park Blvd, Cedar Park (Austin), TX; 14 miles northwest of downtown Austin
- Located on the ring road to the Lakeline Mall, a Simon owned 1.1 million SF super-regional mall. The site can be easily accessed from Rt-183 and is surrounded by national retailers including Best Buy, PetSmart, Ross, TJ Maxx. The property is approximately 8 miles west of Dell's corporate headquarters and 13 miles northwest of the University of Texas.


Lakeline Mall
Simon Owned
1.1 Million SF
macy's
Dillard's
JCPenney
Sears
BED BATH & BEYOND
SPORTS AUTHORITY
KOHL'S
BARNES & NOBLE
PETCO
183
TJ maxx
Party City
OLD NAVY
TOYS R US
WORLD MARKET
PETSMART
BEST BUY
OfficeMax
ULTA
ROSS
LOWE'S
WAL-MART SUPERCENTER
SUBJECT PROPERTY
HAVERTYS


SUBJECT PROPERTY
HAVERTYS
Round Rock
Pflugerville
Austin
Jollyville
Wells Branch
Bee Cave
Lost Creek

Havertys – Richmond, VA

- Building: 38,788 SF on 2.16 acres. Built in 1979 and renovated and expanded in 2001. Havertys has operated at this location for more than 9 years.
- 3 Mile Demographics (Source: The Nielsen Company, 2010)
  - Population: 55,356
  - Average HH Income: $103,032
- Location: 11501 Midlothian Turnpike, Richmond, VA; 8 miles southwest of downtown Richmond (the capital of Virginia)
- Located directly across from Chesterfield Towne Center, a Macerich owned 1.03 million SF super-regional mall on the heavily trafficked Rt-60 (Midlothian Tpke, traffic counts exceed 60,000 vehicles daily). The site is surrounded by national retailers including Target, Kohl's, Bed Bath and Beyond, Staples and PetSmart.


DICK'S
LOWE'S
Chesterfield Towne Center
Macerich Owned
1.03 Million SF
macy's
JCPenney
Sears
BARNES & NOBLE
GANDER
BEST BUY
hhgregg
T.J.maxx
DSW
Office DEPOT
PETSMART
STAPLES
TOYS R US
SUBJECT
PROPERTY
HAVERTYS
Michaels
BED BATH & BEYOND
KOHL'S
TARGET


Richmond
Mechanicsville
Tuckahoe
Chesterfield Court House
SUBJECT
PROPERTY
HAVERTYS

Office Depot – Tenant Profile

- Tenant: Office Depot, Inc. (NYSE: ODP)
- **Second largest tenant** representing 7.1% of 2012 contractual rental income.
- Leading global provider of office products and services
- Founded in 1986. They currently employ 39,000 people
- Worldwide 1,678 office supply retail stores

- 8 properties representing 230,700 square feet

  City, State: % of 2012 contractual rental income
  - Chicago, IL: 1.2%
  - Miami Springs, FL: 1.1%
  - Kennesaw (Atlanta), GA: 1.1%
  - Cary (Raleigh-Durham), NC: 1.0%
  - El Paso, TX: 0.7%
  - Eugene, OR: 0.8%
  - Lake Charles, LA: 0.6%
  - Athens, GA : 0.6%

- 6 locations subject to similar lease which expire in 2018 and is monetarily cross defaulted; other two leases (Lake Charles & Athens) expire in 2013 and 2014.


Office DEPOT
Actual photo of Cary, NC location owned by OLP

Source: Tenant's website

Office Depot – Chicago, IL

ONE LIBERTY PROPERTIES, INC

- Building: 23,939 SF on 2.62 acres. Built in 1994. Office Depot has operated at this location for more than 16 years.
- 3 Mile Demographics (Source: The Nielsen Company, 2010)
  - Population: 577,482
  - Average HH Income: $83,713
- Location: 2928 N. Ashland Ave, Chicago, IL; 4 miles northwest of downtown Chicago
- Located in a shopping center co-anchored by Jewel Osco with a 24 hour pharmacy. Other national retailers in the center include T-Mobile, H&R Block, Pier 1 Imports, Game Stop and Super Cuts. The property is approximately 1 mile southwest of Wrigley Field in a dense infill neighborhood.


Wrigley Field
Home of the Cubs
SUBJECT PROPERTY
Office DEPOT
Jewel-Osco
COSTCO
Dominick's
Marshalls
SPORTS AUTHORITY
MENARDS
WHOLE FOODS


SUBJECT PROPERTY
Office DEPOT
Chicago

Office Depot – Miami Springs, FL

- Building: 25,000 SF on 1.77 acres. Built in 1993. Office Depot has operated at this location for more than 17 years.
- 3 Mile Demographics (Source: The Nielsen Company, 2010)
  - Population: 199,401
  - Average HH Income: $41,828
- Location: 3600 NW Lejeune Rd, Miami Springs, FL; 5 miles west of downtown Miami
- Located adjacent to Miami International Airport in a dense infill location with traffic counts in excess of 100,000 vehicles daily. The property is surrounded by numerous multi-story office buildings, national hotels and restaurants. Airbus operates a $50 million training facility two blocks west of the property, their only such facility in the western hemisphere.


SUBJECT PROPERTY
Office DEPOT
CHASE
AIRBUS
Aladdin
MIA
LAQUINTA
Red Roof Inn


SUBJECT PROPERTY
Office DEPOT
Miami Gardens
Carol City
Palm Springs North
Miami Lakes
Opa-Locka Airport
Golden Glades
North Miami
North Miami Beach
Aventura
Hialeah Gardens
Medley
Doral
Brownsville
Miami Shores
El Portal
Virginia Gardens
Miami International Airport
Miami
Fountainbleau
Sweetwater
Westchester
West Miami
Coral Gables
Westwood Lakes
Glenvar Heights
South Miami
Sunset
Kendall
Miami Beach
Downtown Miami
Fisher Island
Key Biscayne
Biscayne Bay Aquatic Preserve
Surfside
North Bay Village
Bay Harbor Islands

Ferguson Enterprises – Baltimore, MD


SUBJECT
PROPERTY
FERGUSON


FERGUSON

- Tenant: Ferguson Enterprises, Inc.
  - **3rd largest tenant** representing 5.2% of 2012 contractual rental income
  - A large United States distributor of plumbing supplies, pipes, valves and fittings
- Lease terms:
  - Lease expires 3/31/2022
  - Annual rent $2.5 million
  - Rent increases, every five years, by 50% of the cumulative CPI during the preceding five-year period (capped at 7.5% over the prior period)
- Debt: $21.9 million, which effectively matures on 1/1/2017 at a fixed rate of 5.79%
- Building: 367,000 SF industrial building on 28 acres
- Location: 4501 Hollins Ferry Rd, Baltimore, MD; 5 miles from downtown Baltimore

Demographic Profile			
Radius	1 Mile	3 Miles	5 Miles
Population	7,756	85,552	286,934
Daytime / Workplace Population	8,941	64,158	232,922
Median Household Income	$48,854	$49,751	$46,062

Source: Nielsen Site Reports

Source: Tenant's website

DSM Nutritional – Parsippany, NJ

ONE LIBERTY PROPERTIES, INC


SUBJECT PROPERTY
DSM
Newark
Jersey City
New York



- Tenant: DSM Nutritional Products, Inc.
  - **4th largest tenant** representing 4.8% of 2012 contractual rental income
  - Worldwide leading supplier of vitamins, carotenoids and other fine chemicals to the feed, food, pharmaceutical and personal care industries
  - Lease guaranteed by Koninklijke DSM, N.V.
    - (S&P Rated: A)
  - US corporate headquarters for DSM
- Lease terms:
  - Lease expires 8/31/2027
  - Annual rent $2.2 million
  - Average annual rent increase of 2.2%
- Debt: $14.5 million which matures on 8/1/2017 at a fixed rate of 5.44%
- Building: 106,680 SF four-story Class A office building on 10.5 acres built in 1997
- Location: 45 Waterview Plaza, Parsippany, NJ; 25 miles from midtown Manhattan

Demographic Profile			
Radius	1 Mile	3 Miles	5 Miles
Population	7,659	60,504	127,772
Daytime / Workplace Population	11,878	85,081	138,116
Median Household Income	$82,680	$89,243	$96,456

Source: Nielsen Site Reports

Source: Tenant's website

L-3 Communications – Hauppauge, NY


SUBJECT PROPERTY



- Tenant: L-3 Communications Corp.
  - **5th largest tenant** representing 4.3% of 2012 contractual rental income
  - Contractor in command, control and communications, intelligence, surveillance and reconnaissance, government services, aircraft modernization and maintenance and electronic systems [1]
  - Major provider of homeland defense products. S&P rating: BBB- (outlook stable)
- Lease terms:
  - Lease expires 12/31/2014
  - Annual rent $1.99 million
  - Annual rent increases of 2.5%
- Debt: $9.1 million which matures on 12/27/2014 at a fixed rate of 6.5%
- Building: 149,870 SF flex building on 12.4 acres built in 1982
- Location: 435 Moreland Rd, Hauppauge, NY; on Long Island, 38 miles from midtown Manhattan

Demographic Profile			
Radius	1 Mile	3 Miles	5 Miles
Population	5,797	78,990	254,767
Daytime / Workplace Population	18,240	68,029	137,497
Median Household Income	$82,459	$88,402	$87,749

Source: Nielsen Site Reports

Source: Tenant's website

Portfolio Of Properties By State (1)

ONE LIBERTY PROPERTIES, INC.

98 Properties in 29 States (As of September 15, 2012) -- Properties 1-49 (CA-MO)

	Name or Tenant/d.b.a.	City	State	Square Feet
1	Playboy Entertainment Group, Inc.	Los Angeles	CA	106,262
2	The Sports Authority, Inc.	Greenwood Village	CO	45,000
3	Whole Foods Market, Inc. (Building)	West Hartford	CT	47,174
4	Whole Foods Market, Inc. (Parking Lot)	West Hartford	CT	-
5	CompUSA Retail, Inc./Systemax, Inc.	Newark	DE	23,547
6	Barnes & Noble Superstores, Inc.	Ft. Myers	FL	29,993
7	Office Depot, Inc.	Miami Springs	FL	25,000
8	OfficeMax, Inc.	Naples	FL	15,912
9	BellSouth Telecommunications, Inc.	West Palm Beach	FL	10,361
10	Applebee's Restaurant (Neighborhood Restaurant Partners LLC Franchisee)	Carrolton	GA	6,012
11	Applebee's Restaurant (Neighborhood Restaurant Partners LLC Franchisee)	Cartersville	GA	5,635
12	Applebee's Restaurant (Neighborhood Restaurant Partners LLC Franchisee)	Kennesaw	GA	4,051
13	Applebee's Restaurant (Neighborhood Restaurant Partners LLC Franchisee)	Lawrenceville	GA	4,025
14	Athens (Michaels Arts & Crafts and Office Depot)	Athens	GA	41,280
15	Havertys Furniture	Duluth (Gwinnett Place)	GA	50,260
16	Havertys Furniture	Fayetteville	GA	65,951
17	Office Depot, Inc.	Kennesaw	GA	32,052
18	The Sports Authority, Inc.	Morrow	GA	50,400
19	Kmart Corporation (2)	Savannah	GA	101,550
20	Dollar General, Citi Trends and Rugged Warehouse (2)	Savannah	GA	45,973
21	Lanier Realty Inc. (Outparcel to Kmart above, 2)	Savannah	GA	7,959
22	LA Fitness International, LLC	Tucker	GA	58,800
23	Champaign (Barnes & Noble and Bed, Bath & Beyond)	Champaign	IL	50,530
24	Big Lots	Bolingbrook	IL	33,111
25	hhgregg (Gregg Appliances, Inc.)	Niles	IL	33,089
26	hhgregg (Gregg Appliances, Inc.)	Crystal Lake	IL	32,446
27	Office Depot, Inc.	Chicago	IL	23,939
28	La-Z-Boy	Gurnee	IL	22,768
29	Havertys Furniture	Witchita	KS	88,108
30	Urban Outfitters, Inc.	Lawrence	KS	8,600
31	Havertys Furniture	Lexington	KY	30,173
32	Pantry Gas Station and Convenience Store	Bastrop	LA	2,607
33	Pantry Gas Station and Convenience Store	Kentwood	LA	2,578
34	Lake Charles (PetSmart, Party City and Office Depot)	Lake Charles	LA	54,229
35	Pantry Gas Station and Convenience Store	Monroe	LA	2,756
36	Pantry Gas Station and Convenience Store	Monroe	LA	2,806
37	Huttig Building Products, Inc.	Saco	ME	91,400
38	Ferguson Enterprises, Inc.	Baltimore	MD	367,000
39	Pep Boys - Manny, Moe & Jack	Everett	MA	18,572
40	CVS Caremark Corporation	Hyannis	MA	9,750
41	CVS Caremark Corporation	Marstons Mills	MA	8,775
42	Walgreen Co.	Somerville	MA	12,054
43	East Hills Athletic Club (Saint Mary's Health Mgmt Co./Trinity Health)	Grand Rapids	MI	130,000
44	Orchard Hills Swim & Sports Club (Saint Mary's Health Mgmt Co./Trinity Health)	Grand Rapids	MI	72,000
45	Pantry Gas Station and Convenience Store	D'Iberville	MS	2,650
46	Pantry Gas Station and Convenience Store	Flowood	MS	4,505
47	Pantry Gas Station and Convenience Store	Vicksburg	MS	4,505
48	Pantry Gas Station and Convenience Store	Vicksburg	MS	2,790
49	Kohl's Department Stores, Inc.	Kansas City	MO	88,807

(1) Reflects the approximate square footage of the building and reflects the name by which the property is generally known – does not necessarily reflect the name of our tenant.
(2) Joint Venture Property
(3) We are evaluating opportunities to redevelop this property.

Portfolio Of Properties By State (1)

ONE LIBERTY PROPERTIES, INC.

98 Properties in 29 States (As of September 15, 2012) -- Properties 50-98 (NE-WI)

#	Name or Tenant/d.b.a.	City	State	Square Feet
50	Shopko Stores, Inc. (2)	Lincoln	NE	112,260
51	Burlington Coat Factory	Cherry Hill	NJ	115,500
52	Avalon Carpet Tile and Flooring	Deptford	NJ	25,358
53	DSM Nutritional Products Inc.	Parsippany	NJ	106,680
54	OfficeMax, Inc.	Batavia	NY	23,483
55	The City of New York	Brooklyn	NY	66,000
56	L-3 Communications Corporation	Hauppauge	NY	149,870
57	TGI Friday's Inc.	Hauppauge	NY	7,000
58	RT Long Island Franchisee LLC/Ruby Tuesday, Inc.	Island Park	NY	6,125
59	DHL Express, Inc.	Melville	NY	51,351
60	International Bonded Couriers, Inc.	New Hyde Park	NY	38,000
61	Sanford Realty Associates, Inc.	New York	NY	125,000
62	Cedar Graphics, Inc. & Gavin Mfg. Corp.	Ronkonkoma	NY	89,500
63	Petco Animal Supplies, Inc.	Selden	NY	14,550
64	Office Depot, Inc.	Cary	NC	33,490
65	Federal Express Corporation	Durham	NC	46,181
66	Greensboro I Theatre LLC c/o Regal Cinemas Inc.	Greensboro	NC	61,213
67	Kittle's Home Furnishing Center, Inc.	Columbus	OH	96,924
68	Quality Bakery Company (Lancaster Colony Corp.)	Columbus	OH	100,220
69	L.A. Fitness International, LIC,	Hamilton	OH	38,000
70	Office Depot, Inc.	Eugene	OR	24,978
71	Wendy's Old Fashioned Hamburgers (Valenti Franchisee)	Gettysburg	PA	2,944
72	Wendy's Old Fashioned Hamburgers (Valenti Franchisee)	Hanover	PA	2,702
73	The Men's Wearhouse, Inc.	Monroeville	PA	6,051
74	Wendy's Old Fashioned Hamburgers (Valenti Franchisee)	Palmyra	PA	2,798
75	Sweet Ovations LLC	Philadelphia	PA	166,000
76	Wendy's Old Fashioned Hamburgers (Valenti Franchisee)	Reading	PA	2,551
77	Wendy's Old Fashioned Hamburgers (Valenti Franchisee)	Reading	PA	2,754
78	Lakeview Shopping Centre (Kohl's, Giant Supermarket, Marshalls)	Royersford	PA	194,451
79	Wendy's Old Fashioned Hamburgers (Valenti Franchisee)	Trexlertown	PA	3,004
80	Havertys Furniture	Bluffton (Hilton Head	SC	35,011
81	CarMax Auto Stores	Knoxville	TN	35,330
82	Havertys Furniture	Amarillo	TX	72,227
83	Havertys Furniture	Austin (Cedar Park)	TX	50,810
84	Office Depot, Inc.	El Paso	TX	25,000
85	Viscount Village (Best Buy, Barnes & Noble, CompUSA & Mattress Firm)	El Paso	TX	110,179
86	Party City Corporation	Houston	TX	12,000
87	PetSmart, Inc.	Houston	TX	20,087
88	Guitar Center Stores, Inc.	Houston	TX	25,005
89	Bassett Furniture	Plano	TX	26,000
90	Stacy Furniture (2)(3)	Plano	TX	112,389
91	Safelite Fulfillment, Inc.	Rosenberg	TX	8,000
92	Havertys Furniture	Tyler	TX	72,000
93	Havertys Furniture	Newport News	VA	49,865
94	Havertys Furniture	Richmond (Midlothia	VA	38,788
95	Havertys Furniture	Virginia Beach	VA	58,937
96	Payless Shoesource, Inc.	Seattle	WA	3,038
97	Hob-Lob Limited Partnership	Onalaska	WI	63,919
98	Bucyrus International (2)	South Milwaukee	WI	927,685
	Total Square Footage			***5,438,953***

(1) Reflects the approximate square footage of the building and reflects the name by which the property is generally known – does not necessarily reflect the name of our tenant.
(2) Joint Venture Property
(3) We are evaluating opportunities to redevelop this property.